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                                                                  EXHIBIT 10.1

                                AMENDMENT NO. 4
                                       TO
                               LICENSE AGREEMENT


                 THIS AMENDMENT NO. 4 TO LICENSE AGREEMENT (the "Amendment") is entered into this 26th day of June, 1996, by and between SHONEY'S INVESTMENTS, INC., a Nevada corporation with offices at Suite 1400, 300 South Fourth Street, Las Vegas, Nevada 89101 ("Licensor"), and SHOLODGE FRANCHISE SYSTEMS, INC. (formerly known as Shoney's Lodging, Inc.), a Tennessee corporation with offices at 217 West Main Street, Gallatin, Tennessee 37066 ("Licensee"). ShoLodge, Inc. (formerly known as Gulf Coast Development, Inc.), a Tennessee corporation with offices at 217 West Main Street, Gallatin, Tennessee 37066 and the parent corporation of Licensee ("ShoLodge"), is executing this Amendment for the purposes set forth in the Existing License Agreement (as hereinafter defined).

                               W I T N E S E T H:

                 WHEREAS, Licensor and Licensee entered into that certain License Agreement on October 25, 1991 (the "Original License Agreement") pursuant to which Licensor granted to Licensee a license to use the service mark SHONEY'S INN (and design) which was registered on February 16, 1982 with the United States Patent and Trademark Office (the "USPTO") at Registration No. 1,190,289; and

                 WHEREAS, Licensor and Licensee entered into that certain Amendment No. 1 to License Agreement on September 16, 1992 (the "First Amendment") pursuant to which Licensor added the service mark SHONEY'S INN (block letters) which was registered by Licensor on August 4, 1992 with the USPTO at Registration No. 1,705,676 to be licensed to Licensee pursuant to the terms and conditions of the Original License Agreement; and

                 WHEREAS, Licensor and Licensee entered into that certain Amendment No. 2 to License Agreement on March 18, 1994 (the "Second Amendment") pursuant to which certain Tennessee counties were added to the "Territory" covered by the Original License Agreement; and

                 WHEREAS, Licensor and Licensee entered into that certain Amendment No. 3 to License Agreement on March 13, 1995 (the "Third Amendment") (the Original License Agreement as amended by the First Amendment, by the Second Amendment and by the Third Amendment is hereinafter referred to as the "Existing License Agreement") pursuant to which Licensor added the service mark SHONEY'S SUITES (block letters) for which an intent-to-use application was filed with the USPTO on January 23, 1995 and the service mark SHONEY'S INN & SUITES (block letters) for which an intent-to-use application as filed with the USPTO on February 6, 1995 to be licensed to Licensee pursuant to the terms and conditions of the Original License Agreement; and

                 WHEREAS, the parties hereto desire to modify and amend the Existing License Agreement in certain other respects as set forth herein.
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                 NOW, THEREFORE, in consideration of the premises and covenants contained herein and in the Existing License Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

                 1. The Existing License Agreement is hereby amended by inserting the following sentence at the end of Section 4.4(c):

                          Licensor shall not object to a proposed site solely because a Shoney's Restaurant is not located in close proximity to such site.

                 2. The Existing License Agreement is hereby amended by deleting the existing Section 4.5(d) in its entirety and inserting in lieu thereof the following:

                          (d) Licensee shall not, and shall not permit any of its franchisees to, offer or provide any food or food service for either on or off premises consumption at any Motel, without the prior written consent of Licensor, except as provided in this paragraph 4.5(d). Notwithstanding anything to the contrary contained herein, Licensee and its franchisees shall be allowed (i) to operate in any Motel vending machines selling soft drinks, coffee, snacks and similar items, (ii) to serve guests on a complimentary basis during breakfast hours (from 6:00 a.m. to 10:00 a.m.) coffee, juice, tea and similar breakfast beverages and no more than three (3) breakfast "breads" such as donuts, bagels, muffins, sweet rolls, danish and similar items and one bowl containing one type of fresh whole fruit, and (iii) so long as Licensee or its franchisee (as applicable) shall have first offered the catering work to the adjacent "Shoney's Restaurant" operator, if any, to hire a caterer or to assist in hiring a caterer to serve special menu items to specific banquet/convention groups meeting at any Motel; provided, however, neither Licensee nor its franchisees shall be permitted to operate at any Motel a full service kitchen or to prepare food for such banquet/convention group at any Motel (other than preparation by the caterer incidental to the serving of such food). No hot breakfast foods, cereals, cut fruit or products showing brand names (such as Dunkin Donuts) shall be allowed, although brand name products may be used as long as the brand name itself is not displayed. The intent of this paragraph is that Licensee and its franchisees may serve the breakfast items described herein only for the convenience of guests and must not be perceived as serving food prepared by, or in competition with, a "Shoney's Restaurant" except as expressly provided in this paragraph 4.5(d). Licensee agrees, and shall require its franchisees to agree, to place menus for "Shoney's Restaurants" (which must be approved by Licensor and any expense borne by the adjacent restaurant operator) in each guest room of all Motels and shall not allow any other restaurant or food service organization to place promotional material in the guest rooms of any Motels without the prior written consent of Licensor.





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                 3.       Except as herein specifically amended, all terms and
provisions of the Existing License Agreement shall remain in full force and effect.

                 4.       This Amendment may be executed simultaneously in two
(2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the undersigned have executed this Amendment all as of the day and date first above written.



                             LICENSOR:

                             SHONEY'S INVESTMENTS, INC.


                             By:      /s/ Robert M. Langford
                                     --------------------------------
                             Title:   Vice President
                                     --------------------------------


                             LICENSEE:

                             SHOLODGE FRANCHISE SYSTEMS, INC.


                             By:      /s/ James M. Grout
                                     --------------------------------
                             Title:   Vice-Chairman
                                     --------------------------------


                             SHOLODGE, INC.


                             By:      /s/ James M. Grout
                                     --------------------------------
                             Title:   Executive Vice President
                                     --------------------------------






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